UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07528

Insured Municipal Income Fund Inc.

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Item 1. Reports to Stockholders.

Insured Municipal Income
Fund Inc.
Annual Report
March 31, 2009

Insured Municipal Income Fund Inc.

May 15, 2009

Dear shareholder,
We present you with the annual report for Insured Municipal Income Fund Inc. (the “Fund”) for the 12 months ended March 31, 2009.

Performance
Over the 12 months ended March 31, 2009, the Fund declined 0.39% on a net asset value basis and declined 3.32% on a market price basis. Over the same period, the median of the Fund’s peer group, the Lipper Insured Municipal Debt Funds (Leveraged) category, declined 4.01% on a net asset value basis, and declined 6.20% on a market price basis. Finally, the Fund’s benchmark, the Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index, the “Index”), gained 2.27% over the period. (For more performance information, please refer to “Performance at a glance” on page 9.)

Insured Municipal Income
Fund Inc.

Investment goal:
High level of current income
exempt from federal income
tax, consistent with
preservation of capital

Portfolio Manager:
Kevin McIntyre
UBS Global Asset
Management (Americas) Inc.

Commencement:
June 8, 1993

NYSE symbol:
PIF

Dividend payments:
Monthly

The Fund significantly outperformed its peers on a net asset value basis and on a market price basis. However, the Fund underperformed the Index, in large part due to its underweight to shorter-term (five-year) issues. The Fund’s exposure to certain lower-quality securities also detracted from returns—as did investments subject to the alternative minimum tax (AMT). However, over the longer term, we continue to believe the Fund will likely be compensated for the additional credit risk and tax features that these securities entail.

The Fund’s use of leverage over the period helped it generate a higher yield for common stockholders. However, leverage produced mixed results, detracting slightly from overall results during the 12-month period. As of March 31, 2009, leverage accounted for 41.9% of the Fund’s total assets. Leverage magnifies returns on both the upside and on the downside.

Insured Municipal Income Fund Inc.

As of March 31, 2009, the Fund was trading at a discount of 12.9%, while the median discount of its Lipper peer group was 10.6%. A fund trades at a discount when the market price at which its shares trade is less than its net asset value per share. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its net asset value per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. Net asset value per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

During the reporting period, the Fund continued to have outstanding auction preferred shares (“APS”). As we wrote in the Fund’s previous shareholder report, auction preferred shares, which are a type of preferred stock issued by many closed-end funds, are used to leverage the Fund’s investments (that is, buy more municipal securities). In utilizing leverage, the Fund sought to generate incremental yields and returns for the Fund’s common shareholders. (For purposes of clarification, purchasers of APS in a closed-end fund are known as “preferred shareholders,” while the remaining investors are known as “common shareholders.”)

Throughout the reporting period, APS auctions continued to “fail” as existing holders of APS looking to sell their shares through the auction process were unable to do so due to insufficient buy orders. We’d like to again point out that these failed auctions were not “credit events” for the Fund. In other words, they weren’t caused by, nor did they result in, a default by the Fund. Rather, they were liquidity events that impacted a closed-end fund’s preferred and common shareholders differently.

In the previous shareholder report, we noted that the Fund had engaged in a partial redemption of its APS in September. The September redemption was coordinated with the implementation of a Tender Option Bond (“TOB”) program as an alternative source of leverage to replace the redeemed APS, leaving the overall amount of leverage roughly unchanged. This also had the benefit of diversifying potential sources of leverage.

At the end of 2008, the Fund engaged in another partial redemption of APS, approximately 8.8% of its total outstanding APS at the time. This second partial redemption decreased the level of the Fund’s leverage. The decrease helped to ensure that the Fund would continue to meet its asset coverage requirements in the difficult market environment, which is key to the ability of a closed-end fund to continue paying dividends on its common stock. This also helped adjust the amount of leverage to current market opportunities.

Insured Municipal Income Fund Inc.

An interview with Portfolio Manager Kevin McIntyre
Q.	How would you describe the economic environment during the reporting period?
A.	Looking back, the economy, as measured by US gross domestic product (“GDP”), expanded 2.8% during the second quarter of 2008. However, the bursting of the housing bubble, a severe credit crunch, falling business and consumer consumption and surging unemployment caused the US economy to weaken significantly during the second half of the year, and GDP declined 0.5% in the third calendar quarter. The slump continued into the fourth calendar quarter, when GDP declined 6.3%—the worst quarterly reading since 1982. The economy remained weak at the start of 2009, as the advance estimates indicated GDP declined 6.1% in the first calendar quarter.

Near the end of 2008, the National Bureau of Economic Research (NBER) formally declared that the US economy was in a recession, placing its start back in December 2007. The NBER defines a recession as “a significant decline in economic activity, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Q.	How did the Federal Reserve Board (the “Fed”) and US Treasury Department react to the challenging economic and market environment?
A.	The Fed has been aggressive in attempting to stabilize the markets and to keep the US economy from falling into a prolonged recession. Following Lehman Brothers’ bankruptcy, the Fed added billions of dollars into the financial system. It also announced an $85 billion rescue plan for insurance giant AIG, the cost of which has since increased significantly. The US Treasury Department was actively involved as well, as it took over mortgage finance companies Fannie Mae and Freddie Mac and began to implement its Troubled Asset Relief Program (TARP).

The new administration in Washington has made the revival of the US economy a priority, with President Obama signing a $787 billion stimulus package into law in February 2009. More recently, the Treasury introduced the Public-Private Partnership Investment Program (PPIP), which aims to facilitate the purchase of $500 billion to $1 trillion of toxic mortgage assets from bank balance sheets.

In further support of the economy, the Fed reduced the federal funds rate on several occasions during the reporting period. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) At each of its March

Insured Municipal Income Fund Inc.

and April 2008 meetings, the Fed cut the rate by 50 basis points (that is, 0.50%), bringing it from 3.00% down to 2.00%. It then held the rate steady until September 2008, citing inflationary pressures on the back of soaring oil and food prices.

However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed again moved into action in October 2008. It first lowered the rate on October 8, 2008 in a coordinated interest rate cut with other central banks from around the world. This was followed by another rate reduction at the Fed’s regularly scheduled meeting on October 29, 2008. Together, these moves brought the federal funds rate to 1.00%. Then, at its December 16, 2008 meeting, the Fed aggressively cut the rate to a range of 0.00% to 0.25%—a record low. This rate was subsequently maintained at the Fed meetings that took place in January, March and April 2009.

Q.	How did the bond market perform in this environment?
A.	As was the case with the stock market, the fixed income markets experienced periods of extreme volatility during the reporting period. Treasury yields fluctuated as investors responded to a stream of news regarding the economy and the government’s attempts to restore order to the financial markets and stimulate economic growth. Treasury yields ultimately moved lower (and their prices moved higher) given the Fed’s numerous interest rate cuts and periods of extreme investor risk aversion. During the 12-month reporting period, two-year Treasury yields fell from 1.62% to 0.81%, while 10-year Treasury yields moved from 3.45% to 2.71%.

The municipal bond market faced a number of challenges during the reporting period. In addition to periods of extreme investor risk aversion, there were concerns regarding the downgrades of several monoline bond insurers, as well as severely reduced liquidity in many areas and fears that the rapidly deteriorating economy may impact municipalities and their ability to meet their debt obligations.

In terms of performance, the municipal market rallied during the first quarter of 2009 in response to increased investor risk appetite and compelling yields offered by municipal securities. Despite this, the tax-free market lagged its taxable counterpart over the reporting period as a whole. During the 12 months ended March 31, 2009, municipal bonds, as measured by the Barclays Capital Municipal Bond Index, gained 2.27%, versus a 3.13% return for the Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index), a measure of the US taxable bond market.

Insured Municipal Income Fund Inc.

Q.	What is bond insurance, and how did the issues related to some monoline bond insurers affect the Fund?
A.	Many bond issuers use bond insurance to make it easier and less expensive to access the credit markets. Bond insurance is intended to increase credit quality by offering protection against default by the issuer or a downgrade if the bond issuer could not meet its obligations to pay interest and principal to bondholders in a timely manner. Companies whose primary line of business is to provide insurance services to one industry are called “monoline” insurers.

Prior to 2007, no major monoline insurer had ever been downgraded, or had ever defaulted. However, beginning in 2007, the severe weakness in the housing market and the global credit crisis caused subprime and adjustable rate mortgages and related securities to experience extreme strains. At the same time, many monoline bond insurers posted losses as insured structured products appeared headed for default. As a result, several major insurers were downgraded by the major ratings agencies and lost their AAA ratings. We have also seen utilization of bond insurance fall significantly.

The turmoil in this portion of the market negatively impacted the value of certain municipal bonds held by the Fund. Looking ahead, we believe that the changes that have occurred among many of the monoline insurers will cause the market to place an increasing emphasis on the underlying credit quality of the issuers of insured bonds.

Q.	In general terms, how did you position the Fund?
A.	When the reporting period began, the Fund’s duration was longer than that of its benchmark. (Duration is a measure of a fund’s sensitivity to interest rate changes, and is related to the maturity of the bonds comprising the portfolio.) Maintaining this longer position during the reporting period positively contributed to performance.

Overall, the Fund’s yield curve positioning detracted from results. The Fund was underweight the shorter (one- to 10-year) portion of the curve in relation to the benchmark, which hurt performance as that area generated better results than its longer-term counterparts. In addition, an overweight to issues in the intermediate (10- to 20-year) area of the curve was not rewarded during the reporting period.

Q.	Which sector positions were important for the Fund?
A.	Throughout the period, we continued to place an emphasis on essential service revenue bonds. We maintained this stance as we felt that this portion of the municipal market would hold up relatively well in the

Insured Municipal Income Fund Inc.

rapidly weakening economic environment. In particular, we focused on those securities that we believed offered attractive levels of revenue and better earnings stability than some other sectors of the municipal market. This positioning was rewarded during the reporting period, especially our water-related holdings.

The Fund’s exposure to the hospital and tobacco sectors detracted from results during the reporting period, as they performed poorly. While we maintained our exposure to the tobacco sector, we reduced our overweight position in the hospital sector, which was not enough to overcome the disappointing results in this area.

While the Fund benefited from its exposure to pre-refunded municipal bonds,* its underweight versus the benchmark detracted from relative results. During the reporting period, pre-refunded bonds were among the best-performing sectors in the municipal market. However, the Fund remained underweight these issues due to its relative underweight to the shorter portion of the yield curve.

Q.	Were there any states or regions that were an area of focus for the Fund?
A.	A large portion of outstanding municipal securities is issued by a fairly small number of states. As of March 31, 2009, approximately 64% of the Fund’s holdings were in the securities of issuers in five states: Illinois, California, New York, Texas and Florida.

We focus our efforts on purchasing bonds from states that are, in our view, experiencing improved fiscal health and offering attractively valued municipal bonds. This was challenging at times, given the overall reduced liquidity in the market.

During the period, we slightly reduced the Fund’s exposure to California state municipal bonds. By period end, we were underweight California with a focus on essential services bonds, while we avoided general obligations of the state. Given California’s budgetary issues, the moves we made in this area proved beneficial to Fund performance. Additionally, at period end, we maintained an underweight position to New York and an overweight to Texas, both of which positively contributed to results.

*	Pre-refunded bonds are issues that are scheduled to be called (retired) on the first possible call date. These bonds are not immediately retired, but rather are secured by an escrow fund that is backed by high-quality US government bonds. The rating of the refunded bond generally assumes the rating of the government obligations at the time the escrow fund is established.

Insured Municipal Income Fund Inc.

Q.	What is your outlook for the economy and the municipal bond market?
A.	Despite significant risks that clearly remain on a number of fronts, we believe the unprecedented policy response by governments globally, combined with the inherently cyclical nature of the global economy, will eventually lead back to economic growth.

We remain cautiously optimistic in terms of the municipal bond market. Even with its strong performance during the first quarter of 2009, the municipal market continues to be attractively valued, as municipal yields remain higher than comparable Treasuries on an after-tax basis. In addition, we believe that the government’s stimulus package is likely to support both state and local municipalities. That said, certain challenges remain, including budgetary deficits and continued potential for periods of reduced liquidity in the municipal market.

Against this backdrop, we believe that fundamental credit research and a focus on long-term value will continue to be critical to our investment process. As the credit crisis has progressed, the credit characteristics of the market have changed, with AAA-rated bonds becoming harder to find at attractive prices. As we write this letter, we continue to overweight insured bonds with underlying high-quality issues, including essential service revenue bonds, which generally perform better in a recessionary environment.

In closing, we should also note two factors that, in particular, impacted the level of Fund expenses over the 12-month reporting period. First, there were certain costs related to the partial redemption of APS and the introduction of the Tender Option Bond (“TOB”) Program as a diversifying source of leverage. These costs were offset, to some degree, by the relatively lower interest rates paid to borrow through the TOB Program versus the rates paid on the APS. Because of various financial statement presentation requirements, the costs of leverage via the TOB program are presented differently than costs associated with APS.

Second, considerable resources were expended by the Fund, its Board and the Fund’s advisor in time, money and effort to address attacks by certain activist investors. These attacks diverted resources from the management of your Fund. Although the advisor waived a significant percentage of its advisory fee during the reporting period, these expenses negatively impacted the Fund.

Insured Municipal Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Insured Municipal Income Fund Inc.
Head—Americas
UBS Global Asset Management (Americas) Inc.

Kevin McIntyre
Portfolio Management Team
Insured Municipal Income Fund Inc.
Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12-month period ended March 31, 2009. The views and opinions in the letter were current as of May 15, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Insured Municipal Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for periods ended 03/31/09

Net asset value returns	1 year	5 years	10 years

Insured Municipal Income Fund Inc.	(0.39)%	1.56%	3.45%

Lipper Insured Municipal Debt Funds (Leveraged) median	(4.01)	1.27	3.83

Market price returns

Insured Municipal Income Fund Inc.	(3.32)%	0.69%	3.69%

Lipper Insured Municipal Debt Funds (Leveraged) median	(6.20)	0.26	3.30

Index returns

Barclays Capital Municipal Bond Index	2.27%	3.21%	4.60%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index) is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Share price, dividend and yields as of 03/31/09

Market price	$11.37

Net asset value (per share applicable to common shareholders)	$13.05

March 2009 dividend	$0.061

Market yield(1)	6.44%

NAV yield(1)	5.61%

(1)	Market yield is calculated by multiplying the March dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the March dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

Insured Municipal Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics	03/31/09		09/30/08		03/31/08

Net assets applicable to common shareholders (mm)	$269.3		$254.1		$282.9

Weighted average maturity	15.5	yrs	14.9	yrs	14.9	yrs

Weighted average modified duration	7.4	yrs	9.3	yrs	4.8	yrs

Weighted average coupon	5.5%		5.2%		5.0%

Leverage(1)	41.9%		45.1%		42.1%

Securities subject to alternative minimum tax (AMT)(2)	16.8%		18.0%		17.9%

Maturing within five years(2)	4.4%		0.7%		6.3%

Maturing beyond five years(2)	95.6%		99.3%		93.7%

Insured securities(2)	86.5%		85.5%		82.7%

Non-insured securities(2)	13.5%		14.5%		17.3%

Portfolio composition(3)	03/31/09		09/30/08		03/31/08

Long-term municipal bonds	107.7%		104.7%		94.0%

Short-term municipal notes	0.3		0.7		5.7

Futures	—		0.0(4)		(0.0)(4)

Cash equivalents and other assets less liabilities	(8.0)		(5.4)		0.3

Total	100.0%		100.0%		100.0%

Credit quality(2)	03/31/09		09/30/08		03/31/08

AAA	48.5%		41.9%		58.5%

AA	32.8		36.3		10.0

A	3.1		10.3		12.0

A-1+	0.2		0.7		4.9

BBB	5.9		6.7		9.1

Nonrated	9.5		4.1		5.5

Total	100.0%		100.0%		100.0%

(1)	Includes leverage attributable to both the Fund’s Auction Preferred Shares and the Tender Option Bond Program as a percentage of total assets. Leverage may vary.

(2)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are designated by Standard & Poor’s Rating Group, an independent rating agency.

(3)	As a percentage of net assets applicable to common and preferred shareholders as of the dates indicated.

(4)	Represents less than 0.05% of net assets applicable to common and preferred shareholders as of the date indicated.

Insured Municipal Income Fund Inc.

Portfolio statistics (unaudited) (concluded)

Top five states(1)	03/31/09		09/30/08		03/31/08

Illinois	15.8%	California	18.0%	California	20.7%

California	14.7	Illinois	14.0	Texas	14.0

New York	13.6	New York	11.1	Illinois	9.1

Texas	10.4	Texas	10.0	New York	8.6

Florida	9.4	Florida	9.8	Florida	7.5

Total	63.9%		62.9%		59.9%

Top five sectors(1)	03/31/09		09/30/08		03/31/08

Water	22.2%	Water	23.7%	Water	25.2%

Airport	18.6	Airport	15.3	Airport	16.0

General obligations	14.2	General obligations	14.7	General obligations	14.6

Tolls	9.0	Tolls	9.3	Hospital	12.0

Power	6.4	Power	9.3	Power	6.4

Total	70.4%		72.3%		74.2%

(1)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—169.75%

California—25.06%
Los Angeles Community College
District Refunding-Election 2001-Series A (FSA Insured) 5.000%, due 08/01/25	Aa2	AAA	$5,000,000	$5,061,900

5.000%, due 06/01/26	Aa2	AAA	9,000,000	9,057,600

Los Angeles County Sanitation
Districts Financing Authority
Revenue-Capital Projects-Series A
(FSA Insured)
5.000%, due 10/01/20	Aa2	AAA	8,475,000	8,895,614

Los Angeles Water & Power
Revenue-Power System-Series B
(FSA Insured)
5.000%, due 07/01/25	Aa3	AAA	6,000,000	6,052,080

Manteca Financing Authority Water
Revenue-Series A (MBIA, Inc. Insured)
4.750%, due 07/01/33	A3	AA-	15,000,000	13,576,500

Metropolitan Water District of
Southern California Waterworks
Revenue-Series A (FSA Insured)
5.000%, due 07/01/35	Aa2	AAA	10,000,000	9,926,900

Oxnard Financing Authority Wastewater
Revenue-Redwood Trunk Sewer &
Headworks-Series A (FGIC Insured)
5.250%, due 06/01/34	NR	AA-	7,160,000	6,955,009

Sacramento County Sanitation District
Financing Authority Revenue
Refunding (AMBAC Insured)
5.000%, due 12/01/27	Aa3	AA	5,000,000	4,934,000

San Francisco City & County Public
Utilities Commission Water
Revenue-Series A (MBIA, Inc. Insured)
5.000%, due 11/01/25	A1	AA-	3,000,000	3,009,630

				67,469,233

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

District of Columbia—2.91%
District of Columbia Water & Sewer
Authority Public Utility
Revenue-Subordinate Lien Revenue
(FGIC Insured)
5.000%, due 10/01/33	A1	AA-	$6,000,000	$5,778,540

Metropolitan Washington, D.C. Airport
Authority Airport System
Revenue-Series A (MBIA, Inc. Insured)
5.250%, due 10/01/16(1)	Aa3	AA-	2,000,000	2,051,660

				7,830,200

Florida—15.93%
Florida State Board of Education-Capital
Outlay-Series E (FGIC Insured)
5.000%, due 06/01/24	Aa1	AAA	8,000,000	8,076,800

Florida State Board of Education
Lottery Revenue-Series B
(BHAC-CR, NATL-RE)
5.000%, due 07/01/26(2),(3)	Aa1	AAA	14,000,000	14,206,080

Hillsborough County Port District
Revenue-Tampa Port Authority
Project-Series A (MBIA, Inc. Insured)
5.750%, due 06/01/16(1)	A2	AA-	1,060,000	1,082,567

5.750%, due 06/01/17(1)	A2	AA-	1,115,000	1,128,938

5.750%, due 06/01/18(1)	A2	AA-	1,175,000	1,182,966

5.750%, due 06/01/19(1)	A2	AA-	1,240,000	1,245,320

Miami-Dade County Aviation Revenue
Refunding-Miami International
Airport-Series B (XLCA Insured)
5.000%, due 10/01/18(1)	A2	A-	7,500,000	7,065,375

Miami-Dade County Expressway
Authority Toll System
Revenue-Series B (FGIC Insured)
5.250%, due 07/01/26	A3	AA-	3,000,000	2,982,930

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Florida—(concluded)
Miami-Dade County School
Board-Certificates of
Participation-Series A (FGIC Insured)
5.000%, due 05/01/21	A3	AA-	$6,000,000	$5,916,360

				42,887,336

Georgia—6.10%
Atlanta Airport Revenue
Refunding-Series D (FGIC Insured)
5.250%, due 01/01/15(1)	A1	AA-	11,545,000	11,381,061

George L Smith II World Congress
Center Authority Revenue
Refunding-Domed Stadium Project
(MBIA, Inc. Insured)
5.750%, due 07/01/14(1)	Baa1	AA-	5,000,000	5,032,450

Georgia Municipal Electric Authority
Power Revenue-Series Y
(Escrowed to Maturity)
(MBIA, Inc.-IBC)
10.000%, due 01/01/10	NR	AA	15,000	16,062

				16,429,573

Illinois—26.84%
Chicago Board of Education-Series D
(FSA Insured)
5.000%, due 12/01/21	Aa3	AAA	9,885,000	10,154,366

5.000%, due 12/01/25	Aa3	AAA	8,705,000	8,741,474

Chicago General Obligation-Unrefunded
Balance-Series A (FSA Insured)
5.000%, due 01/01/25	Aa3	AAA	260,000	264,264

5.000%, due 01/01/26	Aa3	AAA	350,000	354,102

Chicago O’Hare International
Airport Revenue
Series A (FSA Insured)
5.000%, due 01/01/19	Aa3	AAA	8,960,000	9,412,749

Series B (FSA Insured)
5.000%, due 01/01/18	Aa3	AAA	10,670,000	11,301,451

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Illinois—(concluded)
Chicago Transit Authority Capital
Grant Receipts Revenue-Federal
Transit Administration Section 5309
(Assured Guaranty Insured)
5.250%, due 06/01/26	Aa2	AAA	$6,500,000	$6,675,565

Chicago Transit Authority Capital Grant
Receipts Revenue-Federal Transit
Administration Section 5309-Series A
(Assured Guaranty Insured)
6.000%, due 06/01/24	Aa2	AAA	11,000,000	12,237,280

Chicago Wastewater Transmission
Revenue Refunding-Second
Lien-Series B (FSA-CR, FGIC Insured)
5.000%, due 01/01/25	Aa3	AAA	5,000,000	5,125,500

Illinois Health Facilities Authority
Revenue-Franciscan Sisters
Health Care-Series C
(Escrowed to Maturity)
(MBIA, Inc. Insured)
5.750%, due 09/01/18	NR	AA	4,500,000	5,297,220

Metropolitan Pier & Exposition
Authority Dedicated State Tax-
Series A-2002 (Escrowed to Maturity)
(FGIC Insured)
5.500%, due 12/15/23	A1	AAA	2,395,000	2,701,440

				72,265,411

Indiana—3.00%
Indianapolis Airport Authority
Revenue Refunding-Special
Facilities-Fed Ex Corp. Project
5.100%, due 01/15/17(1)	Baa2	BBB	8,000,000	7,032,480

Indiana University Revenue-Student
Fee-Series O (FGIC Insured)
5.250%, due 08/01/18	Aa1	AA	1,000,000	1,059,710

				8,092,190

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Maine—5.54%
Maine Health & Higher Educational
Facilities Authority Revenue-Series A
(Escrowed to Maturity) (FSA Insured)
5.500%, due 07/01/23	Aa3	AAA	$4,785,000	$4,873,618

Maine Health & Higher Educational
Facilities Authority Revenue-Series A
(MBIA, Inc. Insured)
5.000%, due 07/01/29	Aa3	NR	10,200,000	10,045,980

				14,919,598

Massachusetts—2.72%
Massachusetts State Port Authority
Revenue-US Airways Project
(MBIA, Inc. Insured)
6.000%, due 09/01/21(1)	Baa1	AA-	1,500,000	1,127,130

Massachusetts State School Building
Authority Dedicated Sales Tax
Revenue-Series A (FSA Insured)
5.000%, due 08/15/25	Aa2	AAA	6,000,000	6,191,100

				7,318,230

Michigan—1.94%
Michigan State Hospital Finance
Authority Revenue Refunding-Trinity
Health Credit Group-Series D
5.000%, due 08/15/25	Aa2	AA	5,525,000	5,217,589

Minnesota—1.87%
Minneapolis & St. Paul Metropolitan
Airport Commission Airport
Revenue-Series B (FGIC Insured)
6.000%, due 01/01/19(1)	NR	AA-	5,000,000	5,044,000

Nevada—2.75%
Clark County-Bond Bank-Unrefunded
Balance (MBIA, Inc. Insured)
5.000%, due 06/01/32	Aa1	AA+	7,820,000	7,398,815

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

New Mexico—3.16%
University of New Mexico Revenue-
Hospital Mortgage (FSA-FHA Insured)
5.000%, due 01/01/23	Aa3	AAA	$4,130,000	$4,200,210

5.000%, due 07/01/23	Aa3	AAA	4,230,000	4,298,949

				8,499,159

New York—22.70%
Metropolitan Transportation Authority
Dedicated Tax Fund-Series A
(FSA Insured)
5.250%, due 11/15/24	Aa3	AAA	5,650,000	5,731,417

New York City Industrial Development
Agency Special Facilities
Revenue-Terminal One Group
Association Project
5.500%, due 01/01/15(1)	A3	BBB+	5,000,000	4,683,000

5.500%, due 01/01/16(1)	A3	BBB+	6,685,000	6,118,379

New York City Industrial Development
Agency Special Facilities
Revenue-Terminal One Group
Association Project (Mandatory
Put 01/01/16 @ 100)
5.500%, due 01/01/18(1),(4)	A3	BBB+	2,750,000	2,520,210

New York State Dormitory Authority
Revenue-Secondarily Insured-City
University-Series B
(BHAC-CR Insured)
5.000%, due 07/01/21	Aaa	AAA	10,000,000	10,818,500

New York State Thruway Authority
General Revenue-Series G
(FSA Insured)
5.000%, due 01/01/26	Aa3	AAA	10,000,000	10,015,200

Triborough Bridge & Tunnel Authority
Revenue-Series D (BHAC-CR Insured)
5.000%, due 11/15/24(2),(3)	Aa1	AAA	15,465,000	16,202,622

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

New York—(concluded)
Triborough Bridge & Tunnel Authority
Revenue-Subordinate Bonds
(AMBAC Insured)
5.125%, due 11/15/26	Aa3	A+	$5,000,000	$5,039,600

				61,128,928

Ohio—2.55%
Buckeye Tobacco Settlement
Financing Authority-Asset Backed
Senior Turbo-Series A-2
5.125%, due 06/01/24	Baa3	BBB	9,615,000	6,863,379

Pennsylvania—7.13%
Allegheny County Sanitation Authority
Sewer Revenue Refunding-Series A
(MBIA, Inc. Insured)
5.000%, due 12/01/23	Baa1	AA-	15,390,000	15,294,120

Philadelphia Authority For Industrial
Development Airport
Revenue-Philadelphia Airport System
Project-Series A (FGIC Insured)
5.500%, due 07/01/18(1)	A2	AA-	4,000,000	3,906,240

				19,200,360

Rhode Island—1.95%
Rhode Island State Health &
Educational Building Corp. Revenue
Hospital Financing-Lifespan
Obligation-Series A
7.000%, due 05/15/39	Aa2	AAA	5,000,000	5,263,900

South Carolina—3.78%
Medical University of South Carolina
Hospital Authority-Hospital Facilities
Revenue Refunding-Series A
(MBIA, Inc.-FHA Insured)
5.250%, due 02/15/25	Baa1	AA-	2,500,000	2,385,600

South Carolina Transportation
Infrastructure Bank Revenue-Series A
(AMBAC Insured)
5.000%, due 10/01/33	A1	NR	8,180,000	7,791,614

				10,177,214

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Tennessee—0.72%
Memphis-Shelby County Airport
Authority Airport Revenue-Series D
(AMBAC Insured)
6.000%, due 03/01/24(1)	A2	A	$2,000,000	$1,953,700

Texas—17.78%
Dallas Civic Center Refunding & Improvement
(Assured Guaranty Insured)
5.250%, due 08/15/34	Aa2	AAA	3,000,000	2,950,230

Harris County Refunding-Senior
Lien-Toll Road (FSA Insured)
5.000%, due 08/15/30	Aa3	AAA	10,000,000	10,033,200

Houston Utility System Revenue
Refunding-First Lien-Series A
(FGIC Insured)
5.250%, due 05/15/23	A1	AA	13,500,000	13,692,645

Houston Utility System Revenue
Refunding-First Lien-Series A
(MBIA, Inc. Insured)
5.250%, due 05/15/25	A1	AA	5,665,000	5,720,347

North Thruway Authority Revenue
Refunding Systems-Series A
(BHAC-CR Insured)
5.750%, due 01/01/48	Aaa	AAA	5,000,000	5,146,650

San Antonio Texas Electric &
Gas Systems
5.000%, due 02/01/24(2),(3)	Aa1	AA	10,000,000	10,329,600

				47,872,672

Washington—14.92%
Chelan County Public Utility
District No. 001 Consolidated
Revenue Refunding-Chelan
Hydropower-Series A
(MBIA, Inc. Insured)
6.050%, due 07/01/32(1)	Aa2	AA	15,000,000	14,280,600

Energy Northwest Electric Revenue
Refunding-Columbia Station-Series A
5.000%, due 07/01/23(2),(3)	Aaa	AA	13,660,000	13,904,104

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(concluded)

Washington—(concluded)
King County Public Hospital
District No. 2 Refunding-Evergreen
Healthcare (MBIA, Inc. Insured)
5.000%, due 12/01/18	A1	AA-	$1,500,000	$1,534,125

5.000%, due 12/01/19	A1	AA-	2,095,000	2,115,720

Washington State-Series 2007A
(FSA Insured)
5.000%, due 07/01/24	Aa1	AAA	8,000,000	8,355,280

				40,189,829

Wisconsin—0.40%
Ladysmith-Hawkins School District
Refunding (FGIC Insured)
5.500%, due 04/01/20	NR	NR	1,105,000	1,072,204

Total long-term municipal bonds (cost—$477,773,746)				457,093,520

Short-term municipal note(5)—0.40%

New York—0.40%
New York City-Subseries A-6
(FSA Insured)
0.50%, due 04/01/09
(cost—$1,080,000)	Aa3	A-1	1,080,000	1,080,000

Repurchase agreement—0.05%

Repurchase agreement dated 03/31/09 with
State Street Bank & Trust Co., 0.010%
due 04/01/09, collateralized by $65,219
Federal Home Loan Bank obligations,
4.375% due 09/17/10 and $67,372
US Treasury Bills, zero coupon due 07/02/09
to 07/16/09; (value—$135,662);
proceeds: $133,000 (cost—$133,000)			133,000	133,000

Total investments (cost—$478,986,746)—170.20%				458,306,520

Liabilities in excess of other assets—(12.64)%				(34,040,765)

Liquidation value of auction preferred shares—(57.56)%				(155,000,000)

Net assets applicable to common shareholders—100.00%				$269,265,755

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009

For federal income tax purposes, the tax cost of investments and the components of net unrealized depreciation of investments at March 31, 2009 were as follows:

Tax cost of investments	$439,753,561

Gross unrealized appreciation	2,704,888

Gross unrealized depreciation	(23,991,929)

Net unrealized depreciation	$(21,287,041)

(1)	Security subject to Alternative Minimum Tax.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 20.29% of net assets as of March 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3)	Security represents underlying bond transferred to a special-purpose entity established in a tender option bond transaction in which the Fund acquired the inverse floater. These securities serve as collateral in a financing transaction. As of March 31, 2009, the aggregate principal amount of the inverse floaters and the floating rate notes are $13,285,000 and $39,840,000, respectively.
(4)	Floating rate security. The interest rate shown is the current rate as of March 31, 2009.
(5)	Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of March 31, 2009.
AMBAC	American Municipal Bond Assurance Corporation
BHAC	Berkshire Hathaway Assurance Corporation
CR	Custodial Receipts
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Authority
FSA	Financial Security Assurance
IBC	Insured Bond Certificate
NATL-RE	National Reinsurance
NR	Not Rated
XLCA	XL Capital Assurance

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009

On April 1, 2008, the Fund adopted the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical investments.
Level 2 – Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3 – Unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments:

	Quoted prices in	Significant
	active markets	other
	for identical	observable	Unobservable
	investments	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Investments, at value	$—	$458,306,520	$—	$458,306,520

See accompanying notes to financial statements

Insured Municipal Income Fund Inc.

Statement of assets and liabilities—March 31, 2009

Assets:
Investments in securities, at value (cost—$478,986,746)	$458,306,520

Cash	599

Receivable for interest	6,685,834

Other assets	34,126

Total assets	465,027,079

Liabilities:
Payable for floating rate notes issued	39,840,000

Payable for interest expense and fees on floating rate notes	80,007

Payable to investment advisor and administrator	111,847

Dividends payable to auction preferred shareholders	29,491

Accrued expenses and other liabilities	699,979

Total liabilities	40,761,324

Auction preferred shares series A, B, C, D, E & F—3,100 non-participating shares, issued and outstanding; $0.001 par value per auction preferred share; $50,000 liquidation value per auction preferred share	155,000,000

Net assets applicable to common shareholders	$269,265,755

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized; 20,628,363 shares issued and outstanding	$301,976,191

Accumulated undistributed net investment income	911,646

Accumulated net realized loss from investment activities and futures	(12,941,856)

Net unrealized depreciation of investments	(20,680,226)

Net assets applicable to common shareholders	$269,265,755

Net asset value per common share ($269,265,755 applicable to 20,628,363 common shares outstanding)	$13.05

See accompanying notes to financial statements

Insured Municipal Income Fund Inc.

Statement of operations

For the
year ended
March 31, 2009

Investment income:
Interest	$22,835,689

Expenses:
Investment advisory and administration fees	4,091,499

Professional fees	1,402,725

Auction preferred shares expenses	605,904

Reports and notices to shareholders	399,979

Interest expense and fees on floating rate notes	376,049

Custody and accounting fees	117,812

Directors’ fees	55,820

Transfer agency fees	21,134

Stock exchange listing fees	14,591

Insurance fees	13,622

Other expenses	197

7,099,332

Less: Fee waivers by investment advisor and administrator	(2,422,270)

Net expenses	4,677,062

Net investment income	18,158,627

Net realized and unrealized gains (losses) from investment activities:
Net realized losses from:
Investments	(7,046,123)

Futures	(3,054)

Net change in unrealized appreciation/depreciation of:
Investments	(7,640,053)

Futures	195,967

Net realized and unrealized loss from investment activities	(14,493,263)

Dividends paid to auction preferred shareholders from net investment income	(5,063,642)

Net decrease in net assets applicable to common shareholders resulting from operations	$(1,398,278)

See accompanying notes to financial statements

Insured Municipal Income Fund Inc.

Statement of changes in net assets applicable to common shareholders

	For the years ended March 31,

	2009	2008

From operations:
Net investment income	$18,158,627	$19,932,097

Net realized losses from investments and futures	(7,049,177)	(4,950,739)

Net change in unrealized depreciation of investments and futures	(7,444,086)	(20,221,090)

Dividends and distributions paid to auction preferred shareholders from:
Net investment income	(5,063,642)	(8,016,944)

Net realized gains from investment activities	—	(211,006)

Total dividends and distributions paid to auction preferred shareholders	(5,063,642)	(8,227,950)

Net decrease in net assets applicable to common shareholders resulting from operations	(1,398,278)	(13,467,682)

Dividends and distributions paid to common shareholders from:
Net investment income	(12,222,305)	(11,861,311)

Net realized gains from investment activities	—	(336,242)

Total dividends and distributions paid to common shareholders	(12,222,305)	(12,197,553)

Net decrease in net assets applicable to common shareholders	(13,620,583)	(25,665,235)

Net assets applicable to common shareholders:
Beginning of year	282,886,338	308,551,573

End of year	$269,265,755	$282,886,338

Accumulated undistributed net investment income	$911,646	$194,420

See accompanying notes to financial statements

Insured Municipal Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the
	year ended
	March 31, 2009

Net asset value, beginning of year	$13.71

Net investment income	0.88	(1)

Net realized and unrealized gains (losses) from investment activities	(0.70)

Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income	(0.25)

Net realized gains from investment activities	—

Total dividends and distributions paid to auction preferred shareholders	(0.25)

Net increase (decrease) from operations	(0.07)

Dividends and distributions paid to common shareholders from:
Net investment income	(0.59)

Net realized gains from investment activities	—

Total dividends and distributions paid to common shareholders	(0.59)

Net asset value, end of year	$13.05

Market value, end of year	$11.37

Total net asset value return(2)	(0.39)%

Total market price return(3)	(3.32)%

Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by advisor including interest expense on floating rate notes	1.73	%(4)

Total expenses, before fee waivers by advisor including interest expense on floating rate notes	2.62	%(4)

Total expenses, net of fee wavers by advisor excluding interest expense on floating rate notes	1.59%

Net investment income before auction preferred shares dividends	6.71%

Auction preferred shares dividends from net investment income	1.87%

Net investment income available to common shareholders	4.84%

Supplemental data:
Net assets applicable to common shareholders, end of year (000’s)	$269,266

Portfolio turnover	27%

Asset coverage per share of auction preferred shares, end of year	$136,860

For the years ended March 31,

2008	2007	2006	2005

$14.96	$14.70	$14.93	$15.39

0.97 (1)	0.94 (1)	0.90	0.83

(1.22)	0.33	0.02	(0.31)

(0.39)	(0.34)	(0.22)	(0.14)

(0.01)	(0.02)	(0.07)	(0.01)

(0.40)	(0.36)	(0.29)	(0.15)

(0.65)	0.91	0.63	0.37

(0.58)	(0.62)	(0.65)	(0.76)

(0.02)	(0.03)	(0.21)	(0.07)

(0.60)	(0.65)	(0.86)	(0.83)

$13.71	$14.96	$14.70	$14.93

$12.38	$13.48	$13.02	$12.71

(4.52)%	6.31%	4.29%	2.48%

(3.86)%	8.83%	9.51%	(6.55)%

1.18%	1.25%	1.39%	1.51%

1.88%	1.88%	1.90%	1.96%

1.18%	1.25%	1.39%	1.51%

6.66%	6.32%	5.95%	5.52%

2.68%	2.31%	1.48%	0.90%

3.98%	4.01%	4.47%	4.62%

$282,886	$308,552	$303,315	$308,033

30%	39%	57%	50%

$117,354	$123,465	$122,218	$123,341

Insured Municipal Income Fund Inc.

Financial highlights

(1)	Calculated using the average shares method.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.
(3)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.
(4)	Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

See accompanying notes to financial statements

Insured Municipal Income Fund Inc.

Notes to financial statements

Organization and significant accounting policies
Insured Municipal Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer;

Insured Municipal Income Fund Inc.

Notes to financial statements

actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value. Securities traded in the over-the-counter (“OTC”) market are valued at the last bid price available on the valuation date prior to valuation.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). The standard requires enhanced disclosures about the Fund’s derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact that the adoption of FAS 161 may have on the Fund’s financial statement disclosures.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Insured Municipal Income Fund Inc.

Notes to financial statements

The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Floating-rate notes issued in conjunction with securities held—Tender option bond program
The Fund may sell a fixed-rate bond (“Fixed-Rate Bond”) to a broker who deposits the Fixed-Rate Bond into a special-purpose entity from which are issued floating-rate notes (“Floating-Rate Notes”) that are sold to third parties. The Floating-Rate Notes have interest rates that reset weekly and the holders of the Floating-Rate Notes have the option to tender their notes to the broker at par at each reset date. A residual certificate (an “Inverse Floater”), which pays interest equal to the difference between the Fixed-Rate Bond and the Floating-Rate Notes, is also issued by the special-purpose entity. The Inverse Floater also gives the holder the right to cause the Floating-Rate Note to be called at par and to require transfer of the Fixed-Rate Bond to the holder of the Inverse Floater, thereby liquidating the special-purpose entity. In certain transactions, the Fund ultimately receives the Inverse Floater plus the cash equivalent of the proceeds raised from the issuance of the Floating-Rate Notes in exchange for the Fixed-Rate Bonds, less fees and expenses.

Although the Fund physically holds the Inverse Floater, the transaction is accounted for as a secured borrowing pursuant to Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SFAS 140”), because of its unilateral right to cause the liquidation of the special-purpose entity and recover the Fixed-Rate Bond it originally sold to the broker. In accordance with SFAS 140, the Fund includes the Fixed-Rate Bond on the Portfolio of investments and recognizes the Floating-Rate Notes as a liability on the Statement of assets and liabilities.

At March 31, 2009, the aggregate value of the underlying bonds transferred to special-purpose entities was $53,125,000 and the related liability for Floating-Rate Notes was $39,840,000. The range of interest rates on the liability for Floating-Rate Notes was 0.410% to 5.700%, at a weighted average rate of 1.702% for the period September 11, 2008 (issuance of the notes) through March 31, 2009. At March 31, 2009, the aggregate value of the Inverse Floaters was $13,285,000, at a weighted average yield of 13.718%.

Insured Municipal Income Fund Inc.

Notes to financial statements

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures contracts—Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent. At March 31, 2009, the Fund had no futures contracts outstanding.

Dividends and distributions—The Fund intends to pay monthly dividends to common shareholders at a rate level that over time will result in the distribution of all of the Fund’s net investment income remaining after the payment of dividends on any outstanding auction preferred shares. The dividend rate on the common stock is adjusted as necessary to reflect the earnings rate of the Fund. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to

Insured Municipal Income Fund Inc.

Notes to financial statements

auction preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

Investment advisor and administrator
The Board has approved an investment Advisory and Administration Contract (“Advisory Contract”) with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund is obligated to pay UBS Global AM an investment advisory and administration fee, which was accrued weekly and paid monthly, at the annual rate of 0.90% of the Fund’s average weekly net assets attributable to holders of common and auction preferred shares. Prior to August 1, 2008, UBS Global AM had agreed to waive a portion of the advisory and administration fee, so that the Fund’s effective fee was 0.83% of average weekly net assets attributable only to holders of common shares. Effective August 1, 2008, UBS Global AM has agreed to waive a portion of the advisory and administration fee so that the Fund’s effective fee is 0.50% of average weekly net assets attributable only to holders of common shares. This waiver will continue indefinitely unless the Board agrees to any change. At March 31, 2009, the Fund owed UBS Global AM $111,847 for investment advisory and administration fees, which is composed of $321,674 of investment advisory and administration fees less fees waived of $209,827. For the year ended March 31, 2009, UBS Global AM waived $2,422,270 of investment advisory and administration fees from the Fund.

Insured Municipal Income Fund Inc.

Notes to financial statements

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended March 31, 2009, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $47,302,620. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions. In addition, Morgan Stanley may participate as a broker-dealer in auctions for the Fund’s auction preferred shares and receive compensation therefore. Amounts received by Morgan Stanley, if any, will vary depending upon that firm’s participation in an auction, and such amounts are calculated and paid by the auction agent from money provided by the Fund.

Auction preferred shares related services fees
UBS Financial Services Inc., an affiliate of UBS Global AM, provides certain services to the Fund and certain holders of the outstanding APS pursuant to an agreement with Deutsche Bank, the Fund’s auction agent for APS. For the year ended March 31, 2009, UBS Financial Services Inc. received from Deutsche Bank $168,320 (paid indirectly by the Fund) for these services.

Auction preferred shares
The Fund has outstanding 590 shares of auction preferred shares Series A, 590 shares of auction preferred shares Series B, 591 shares of auction preferred shares Series C, 443 shares of auction preferred shares Series D, 443 shares of auction preferred shares Series E and 443 shares of auction preferred shares Series F, which are referred to herein collectively as the “APS.” All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in Fund charter documents.

Insured Municipal Income Fund Inc.

Notes to financial statements

Dividend rates as of March 31, 2009 for each Series of APS were as follows and reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids were not received:

Series A	0.685%

Series B	0.746%

Series C	0.746%

Series D	0.746%

Series E	0.746%

Series F	0.685%

For the year ended March 31, 2009, the average dividend rates for each Series of APS were 2.61%, 2.67%, 2.65%, 2.64%, 2.62% and 2.61% for Series A, B, C, D, E and F, respectively.

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the APS will vote separately as a class on certain matters, as required by law. The holders of the APS have the right to elect two directors of the Fund.

The redemption of the Fund’s APS is outside of the control of the Fund because it is redeemable upon the occurrence of events that are not solely within the control of the Fund.

On September 11, 2008, the Fund announced the following redemptions of APS at a price of $50,000 per share plus any accrued and unpaid dividends through the redemption date:

	Aggregate	Number of shares	Redemption
Series of APS	principal	redeemed	payment date

Series A	$7,650,000	153	September 19, 2008

Series B	$7,650,000	153	September 22, 2008

Series C	$7,600,000	152	September 23, 2008

Series D	$5,700,000	114	September 24, 2008

Series E	$5,700,000	114	September 18, 2008

Series F	$5,700,000	114	September 19, 2008

Insured Municipal Income Fund Inc.

Notes to financial statements

The Fund financed the APS redemptions with cash received from tender option bond program transactions.

On December 12, 2008, the Fund announced the following redemptions of APS at a price of $50,000 per share plus any accrued and unpaid dividends through the redemption date:

	Aggregate	Number of shares	Redemption
Series of APS	principal	redeemed	payment date

Series A	$2,850,000	57	December 19, 2008

Series B	$2,850,000	57	December 22, 2008

Series C	$2,850,000	57	December 22, 2008

Series D	$2,150,000	43	December 23, 2008

Series E	$2,150,000	43	December 24, 2008

Series F	$2,150,000	43	December 19, 2008

These partial redemptions had the effect of decreasing the level of the Fund’s leverage.

Purchases and sales of securities
For the year ended March 31, 2009, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $134,868,920 and $125,180,939, respectively.

Federal tax status
The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended March 31, 2009 and March 31, 2008 were as follows:

Distributions paid from:	2009	2008

Tax-exempt income	$17,283,881	$19,874,797

Ordinary income	2,066	550,706

Total distributions paid	$17,285,947	$20,425,503

Insured Municipal Income Fund Inc.

Notes to financial statements

At March 31, 2009, the components of accumulated deficit on a tax basis were as follows:

Undistributed tax-exempt income	$791,794

Net unrealized depreciation of investments	(21,287,041)

Accumulated capital and other losses	(12,185,699)

Total accumulated deficit	$(32,680,946)

The differences between book-basis and tax-basis unrealized appreciation/depreciation of investments is attributable to the realization for tax purposes of unrealized gains/losses on certain securities that were marked-to-market and tax treatment of certain tender option bond transactions and premium amortization adjustments.

At March 31, 2009, the Fund had a net capital loss carryforward of $6,888,695. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire as follows: $186,835 on March 31, 2016, and $6,701,860 on March 31, 2017. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

In accordance with US Treasury regulations, the Fund has elected to defer realized capital losses of $5,297,004 arising after October 31, 2008. Such losses are treated for tax purposes as arising on April 1, 2009.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended March 31, 2009, the Fund’s undistributed net investment income was decreased by $155,454 and accumulated net realized losses from investments and futures was decreased by $155,454. These differences are primarily due to premium amortization adjustments on securities sold.

For the year ended March 31, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended March 31, 2009, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended March 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Insured Municipal Income Fund Inc.

Notes to financial statements

Dismissal of shareholder action seeking involuntary dissolution of the Fund
In the prior shareholder report, the Fund had noted that a shareholder action had been filed by certain shareholder activists (the “Petitioners”) seeking the involuntary dissolution of the Fund.

The Petitioners originally filed the complaint on October 23, 2008, seeking the involuntary dissolution of the Fund claiming that the stockholders of the Fund were “so divided” that directors could not be elected and asking a Maryland court to dissolve the Fund. The Fund believed that the complaint was without merit. The Fund filed a motion to dismiss the action or to grant summary judgment, which was pending at the time the Petitioners elected voluntarily to dismiss their lawsuit. The Petitioners dismissed their lawsuit before responding to the Fund’s motion. As a result, the litigation under Maryland law was terminated.

Insured Municipal Income Fund Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders
Insured Municipal Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Insured Municipal Income Fund Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Insured Municipal Income Fund Inc. at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
May 19, 2009

Insured Municipal Income Fund Inc.

General information (unaudited)

The Fund
Insured Municipal Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund’s NYSE trading symbol is “PIF.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Investment policy change
The Fund’s Board of Directors (the “Board”) has approved the adoption of the investment policies discussed below. These guidelines address the treatment of “Inverse Floaters,” a type of security, in the context of rating agency guidelines. The purchase of Inverse Floaters is an integral aspect of the Fund’s diversification of sources of leverage via the implementation of a tender option bond (“TOB”) program, which is discussed further below.

Inverse floaters—The Fund may invest in municipal obligations where the rate of interest varies inversely with interest rates paid on other municipal obligations or an index. These investments may include Inverse Floaters acquired as part of the Fund’s leveraging of its portfolio through participation in a TOB program. Inverse Floaters typically are issued as one of two types of securities issued by a special purpose trust (or similar entity) (a “Trust”) and represent interests in an underlying bond (or bonds) held by the Trust (a “Fixed-Rate Bond”). The other type of security typically issued by such a Trust would be a short-term obligation that pays interest at a floating rate that is reset periodically by a remarketing agent or through another method (a “Floating-Rate Note”). The Inverse Floater is the “residual” component that pays interest at a rate equal to the difference between the rate paid on the Fixed-Rate Bond and the rate paid on the short-term obligation, minus the expenses of the Trust. For example, if a Fixed-Rate Bond placed into a Trust generated a yield of 4%, the Trust might pay out 1.5% on the Floating-Rate Note it issues (depending on market conditions). Another portion of the yield on the Fixed-Rate Bond would go to pay the costs of the Trust, and the remainder would be paid out to the Inverse Floater holder. If short-term interest rates decrease, the value of the Inverse Floater can be expected to increase as more would be “left over” to pay to the Inverse Floater holder. If short-term interest rates increase, the amount “left over” to pay the Inverse Floater holder would be expected to decrease—as the rate of interest paid on the “residual”

Insured Municipal Income Fund Inc.

General information (unaudited)

component can be expected to vary in the opposite direction, or “inversely,” to the amount paid out to the holder of the Floating-Rate Note. When the Fund purchases an Inverse Floater as part of setting up a TOB structure to achieve leverage, the Fund would consider “collapsing” the structure and selling the Inverse Floater if the relationship of the short-term interest rates to the yields on the Fixed-Rate Bond resulted in the Fund receiving less of an economic benefit from the arrangement than believed appropriate.

The market value of an Inverse Floater will be more volatile than that of a Fixed-Rate Bond and, like most non-floating debt obligations, can be expected to vary inversely with changes in market interest rates, but to a different degree. Because the interest rate paid to holders of residual components is generally determined by subtracting the interest paid to the holders of the Floating-Rate Note from a fixed amount (namely the yield on the Fixed-Rate Bond), the interest rate paid on Inverse Floaters will decrease as the floating rate paid on the Floating-Rate Note increases. Moreover, the extent of the increases and decreases in market value of Inverse Floaters may be larger than comparable changes in the market value of an equal principal amount of a Fixed-Rate Bond having similar credit quality, redemption provisions and maturity.

The rating agencies that rate the Fund’s auction preferred shares (“APS”) may “discount” the value of Inverse Floaters held by the Fund for purposes of determining the Fund’s compliance with certain asset coverage tests necessary to maintain the APS ratings (currently, AAA by Standard & Poor’s, a division of the McGraw Hill Companies Inc. (“S&P”), and Aaa by Moody’s Investors Services Inc.). For example, S&P requires that an Inverse Floater be discounted by a designated discount factor (as described in more detail below), multiplied by the amount of the leverage between the floater and the Inverse Floater in the TOB program. The Fund is currently authorized to acquire Inverse Floaters with a three-to-one leverage ratio. Consequently, S&P requires that an Inverse Floater with a three-to-one leverage ratio multiply the applicable discount factor by three when “discounting” the value of the Inverse Floater.

If the Fund is unable to maintain the necessary amount of asset coverage to maintain the APS ratings, the Fund may be required to dispose of Inverse Floaters or limit the Fund’s use of the leverage generated by a TOB program. Such an event may require the Fund to sell portfolio securities at times and at prices that may not be favorable to the Fund.

Insured Municipal Income Fund Inc.

General information (unaudited)

S&P AAA rating guidelines—The additional investment policy guidelines are as follows.

Inverse Floaters will be considered “S&P Eligible Assets,” as this term is defined in the Fund’s Articles Supplementary. The Inverse Floaters are discounted by the relevant “S&P Discount Factor” multiplied by the amount of the leverage between the Floating-Rate Note and the Inverse Floater. The Fund is currently authorized to acquire Inverse Floaters with a three-to-one leverage ratio. Consequently, the S&P Discount Factors on Inverse Floaters with three-to-one leverage are set forth below:

S&P discount factors rating category

S&P discount
exposure period	AAA	AA	A	BBB

40 Business days	570%	585%	630%	750%

22 Business days	510	525	570	690

10 Business days	465	480	525	645

7 Business days	450	465	510	630

3 Business days	390	405	450	570

For example, a $1 million AAA rated Inverse Floater with a three-to-one leverage ratio and an exposure period of 3 business days would have an S&P Discount Factor of 390%. In order to calculate the discounted value of a $1 million Inverse Floater under S&P guidelines, the Fund would divide the value of the Inverse Floater by 390%, which would be approximately $256,410. This amount represents the portion of the Floating-Rate Note’s value that would be eligible to meet S&P’s asset coverage requirements.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any

Insured Municipal Income Fund Inc.

General information (unaudited)

proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all common shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash. Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on the share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or

Insured Municipal Income Fund Inc.

General information (unaudited)

other distributions. The transfer agent’s fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Global Investment Servicing, P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Insured Municipal Income Fund Inc.

Board approval of proposed new investment advisory and administration agreement, subject to shareholder approval

Background—At a meeting of the board of Insured Municipal Income Fund Inc. (the “Fund”) on February 11, 2009, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved a new investment advisory and administration contract - with (1) lower contractual fees and (2) certain modernizing changes - between the Fund and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) (the “Proposed Contract”), subject to shareholder approval. In its consideration of the approval of the Proposed Contract, the Board considered the following factors:

Nature, extent and quality of the services to be provided under the Proposed Contract—The board considered the nature, extent and quality of management services proposed to be provided to the Fund under the Proposed Contract. The board took note that UBS Global AM had advised the board that the investment advisory and administration services to be provided by UBS Global AM to the Fund under the Proposed Contract would be identical to those services provided under the current contract between the Fund and UBS Global AM (the “Current Contract”) and that there is not expected to be any diminution in the nature, extent and quality of services provided to the Fund and its shareholders under the Proposed Contract. The board’s evaluation of the services expected to be provided under the Proposed Contract took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment management and other capabilities and the quality of its administrative and other services. The board took note that it had extensively reviewed the services provided to the Fund by UBS Global AM at the board’s July 2008 contract renewal meeting, including information with respect to compliance, personnel and portfolio management, and brokerage policies and practices. The board also recognized that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG and that UBS Global AM is an experienced asset management firm. The board also noted that management was proposing certain clarifications

Insured Municipal Income Fund Inc.

Board approval of proposed new investment advisory and administration agreement, subject to shareholder approval and modernizing changes in the Proposed Contract, but that these changes were not anticipated to affect the nature, extent and quality of services currently provided and to be provided under the Proposed Contract. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past year involving UBS AG and certain of its affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Fund under the Proposed Contract.

Advisory fees and expenses—The board received information from UBS Global AM showing the impact of the proposed changes to the Fund’s advisory and administration fees. The data received by the board included a Lipper, Inc. (“Lipper”) expense group comparison that it received from management for its July 2008 annual contract renewal meeting. Management noted that the Proposed Contract modifies the fee structure paid by the Fund by: (i) reducing the contractual advisory and administration fee from an annual rate of 0.90% of the Fund’s average weekly net assets (on assets attributable to common shares and APS) to an annual rate of 0.75% of the Fund’s average weekly net assets (on assets attributable only to common shares) and (ii) permanently excluding assets attributable to APS from the application of the fee. In addition, management proposed waiving, on a voluntary basis, a portion of the advisory and administration fee so that the effective fee would be reduced to an annual rate of 0.50% of the Fund’s average weekly net assets (on assets attributable only to common shares); this waiver arrangement reducing fees could not be modified without the approval of the board. The board noted management’s explanation that the fees would cause the Fund’s contractual advisory and administration fees to be in line with the median actual advisory and administration fee levels payable by its peer funds (based on Lipper information received for the July 2008 annual contract renewal meeting). In addition, the board discussed with management its reasons for proposing the changes to the contractual structure of the advisory and administration fee, including that it could better align management’s interests with that of the common shareholders. Management explained that under the Proposed Contract, the Fund’s advisory and administration fees would be calculated based only on assets attributable to common shares (not on assets attributable to both common shares and APS). Management

Insured Municipal Income Fund Inc.

Board approval of proposed new investment advisory and administration agreement, subject to shareholder approval explained that this could better align the contractual compensation structure for UBS Global AM with Fund performance. The board determined that the proposed investment advisory fees to be paid by the Fund represent reasonable compensation to UBS Global AM in light of the services provided and the fees paid by similar funds and such other matters as the board considered relevant in the exercise of its reasonable judgment. The board did not consider institutional account fees for accounts of similar investment types to those of the Fund in its review, as it had recently reviewed those at its July 2008 meeting.

Fund performance—The board noted that it received information throughout the year at appropriate periodic intervals with respect to the Fund’s performance, and had engaged in an extensive review of Fund performance at its July 2008 meeting. Given that the services to be provided under the Proposed Contract in comparison with the Current Contract would not be changing and that the portfolio manager of the Fund was not proposed to be changed specifically in connection with the approval of the Proposed Contract, the board did not extensively consider Fund performance in its consideration of the Proposed Contract. The board noted that at its July 2008 meeting it had found the performance of the Fund acceptable and that recent performance had improved, as the comparative information provided by Lipper for the July 2008 meeting showed that the Fund’s performance was in the fourth quintile for the one-year period and the fifth quintile for the three-, five- and ten-year periods and since inception (with the first quintile representing that fifth of the funds in the Fund’s Lipper comparative group (“Performance Universe”) with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). The board also noted at its July 2008 meeting management’s explanation that historically, the Fund had been managed in a more conservative manner—focusing on higher quality credits and preservation of capital while being less aggressive in seeking relative outperformance; management noted that in response to changing markets over the past few years, management had augmented the Fund’s investment strategy universe to provide more flexibility and to broaden asset classes and instruments that the Fund could invest in, resulting in more recent improved performance.

Adviser profitability—In light of the considerations described immediately following, profitability of UBS Global AM and its affiliates in providing

Insured Municipal Income Fund Inc.

Board approval of proposed new investment advisory and administration agreement, subject to shareholder approval services to the Fund was not a factor considered by the board. The board noted that it expects to receive cost, expense and profitability information prior to the end of the initial term of the Proposed Contract and, thus, be in a position to evaluate at that time whether any adjustments in Fund fees would be appropriate in connection with a renewal of the Proposed Contract. The board also recognized that it had reviewed the profitability of UBS Global AM and its affiliates at its July 2008 meeting. Management noted that it did not believe profitability numbers would have changed appreciably since the last set of profitability numbers provided to the board for its July 2008 meeting.

Economies of scale—The board considered whether any changes in the economies of scale realized (or potentially realized) by UBS Global AM and any benefits the Fund may incur from such economies of scale were proposed to be changed if the Proposed Contract was approved. The board recognized that the Fund’s current and proposed advisory fee does not contain breakpoints and, therefore, it is not expected that any economies of scale from which the Fund currently benefits would change in any significant manner.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund. The board noted that any such benefits were not proposed to change in connection with approval of the Proposed Contract and that at its July 2008 meeting it had determined that the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, at its meeting on February 11, 2009, the board approved the Proposed Contract for the Fund, subject to shareholder approval.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Proposed Contract. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the Proposed Contract in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

*  *  *  *

Insured Municipal Income Fund Inc.

Board approval of proposed new investment advisory and administration agreement, subject to shareholder approval

Note to shareholders: Further information regarding the Proposed Contact will be contained in the Fund’s proxy statement for its 2009 annual meeting of shareholders expected to be mailed in June 2009. Shareholders should carefully read and consider the information contained in the proxy statement in connection with voting their shares.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s proxy statement for its 2009 annual meeting of shareholders will contain additional information about the directors and is expected to be mailed to shareholders in June 2009. The following list reflects information as of May 15, 2009.

Interested Director
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Meyer Feldberg††; 67 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1993	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 29 investment companies (consisting of 61 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Independent Directors
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Richard Q. Armstrong; 73 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1995 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 68 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 62 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1995	Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 68 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Heather R. Higgins; 49 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (since January 2009).

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Ms. Higgins is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joseph Allessie*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director (since 2000)) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Elbridge T. Gerry III*; 52	Vice President	Since 1996	Mr. Gerry is a managing director—municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of six investment companies (consisting of 10 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Mark F. Kemper**; 51	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director of UBS Global AM—Americas region (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holding (USA) Inc. since 2001. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joseph McGill*; 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kevin Mclntyre*; 42	Vice President	Since 2005	Mr. Mclntyre is a director (since 2003) and portfolio manager (since 2005) of UBS Global AM—Americas region. He is also head of municipal trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM—Americas region. Mr. Mclntyre is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Nancy Osborn*; 42	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Andrew Shoup*; 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is Head-Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Mr. Sotorp is a board director and president of UBS AM Holding (USA) Inc. (since 2004). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 104 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Keith A. Weller*; 47	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Each director holds office until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age, unless the Fund’s board, including a majority of its Independent Directors, determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, the Chairman of the Board, until 2011. Officers of the Fund are appointed by the directors and serve at the pleasure of the Board.

††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

Insured Municipal Income Fund Inc.

New York Stock Exchange certifications (unaudited)

The common stock of Insured Municipal Income Fund Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, the Fund is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2008 annual meeting of shareholders, it filed a certification with the NYSE on December 8, 2008 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

Before filing its December 2008 certification, representatives of the Fund discussed with the staff of the NYSE the interpretation of a listing requirement providing for each listed company to hold an annual meeting of shareholders. The Fund submitted its analysis of why the Fund should be deemed as having satisfied the requirement given that the Fund had convened a shareholder meeting in 2008, and had devoted significant resources to the solicitation of proxies for the election of board members.

The election of directors at the 2008 annual meeting had been interfered with by an activist investor who solicited proxies for a competing slate of board members but then did not attend the meeting. A direct consequence of this action was the frustration of the purpose of the meeting and the failure to achieve the quorum necessary to conduct the vote on the election of board members to be elected by the common shareholders. Early in 2009, the Fund was informed by the staff of the NYSE that it had reached a determination, in the context of a matter involving another fund, that the NYSE would interpret its annual meeting listing standard to require that directors be elected at an annual meeting in order for such a meeting to be considered as having been held. The Fund was advised that unless it convened a meeting at which board members were elected by no later than March 31, 2009, it would be deemed to be “noncompliant” with the NYSE’s corporate governance listing standards. The “noncompliant” status would continue until the Fund held an annual shareholders meeting at which directors were elected. The Fund expects to mail its proxy materials for the Fund’s 2009 annual meeting of shareholders in June 2009. If directors are elected at such meeting, the NYSE is expected to rescind its designation

Insured Municipal Income Fund Inc.

New York Stock Exchange certifications (unaudited)

of the Fund as “noncompliant” with the corporate governance listing standards. (It should be noted that the Fund’s annual report to shareholders for its fiscal year ended March 31, 2009, which did not become available until late May 2009, needs to accompany or precede the proxy statement for the 2009 annual meeting of shareholders at which directors are to be elected.)

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N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the UBS PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries (“Personal information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Kevin Mclntyre
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended March 31, 2009 and March 31, 2008, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $42,000 and $40,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended March 31, 2009 and March 31, 2008, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $8,523 and $8,667, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2008 and 2007 semiannual financial statements, (2) review of the consolidated 2007 and 2006 report on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews and (3) auction preferred shares testing for the registrant’s fiscal years ended 2009 and 2008.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended March 31, 2009 and March 31, 2008, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $10,135 and $13,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended March 31, 2009 and March 31, 2008, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through July 2008)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:
...

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2009 and March 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2009 and March 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2009 and March 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2009 and March 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2009 and March 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2009 and March 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended March 31, 2009, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)
For the fiscal years ended March 31, 2009 and March 31, 2008, the aggregate fees billed by E&Y of $2,038,064 and $1,487,603, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2009	2008
Covered Services	$18,658	$21,667
Non-Covered Services	2,019,406	1,465,936

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1)	Name – Kevin McIntyre
		Title – Vice President
		Length of Service – Since 2005

Business Experience Last 5 Years – Mr. McIntyre is a director (since March 2003) and portfolio manager (since October 2005) of UBS Global Asset Management (Americas) Inc. and UBS Global Asset Management (US) Inc. (collectively, the “UBS Global AM–Americas Region” or “Advisor”). He is also Head of Municipal Trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM–Americas region. Mr. McIntyre is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM–Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

	Information is as of – May 29, 2009

(a)	(2)	(i) Portfolio Manager

		Kevin McIntyre

(a)	(2)	(ii) (A) Registered Investment Companies

	The Portfolio Manager is responsible for one additional Registered Investment Company (not including the Registrant) which had approximately $233 million in total assets as of March 31, 2009.

(a)	(2)	(ii) (B) Other Pooled Investment Vehicles

		The Portfolio Manager is responsible for no additional Other Pooled Investment Vehicles.

(a)	(2)	(ii) (C) Other Accounts

		The Portfolio Manager is responsible for no additional accounts.

(a)	(2)	(iii) Accounts with respect to which an advisory fee is based on the performance of the account.

		None

(a)	(2)	(iv) Conflicts.

The management of the Registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the Registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the Registrant. The portfolio manager and his team manage the Registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. The Advisor manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the Registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

	(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of March 31, 2009.)

(a)	(3)	Compensation.

The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds’ portfolio managers, includes a fixed component, a variable cash compensation component and a variable equity component, as detailed below. UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, risk measured, performance-oriented culture. Overall compensation can be grouped into three categories:

•	A fixed component - base salary and benefit - reflecting an individual’s skills and experience,
•	Variable cash compensation, which is determined annually on a discretionary basis and is correlated with the performance of UBS, UBS Global Asset Management, the respect asset class, investment strategy, function and an individual’s (financial and non-financial) contribution to UBS Global Asset Management’s results, and

•	A variable equity component that reinforces the critical importance of creating long-term business value whilst serving as an effective retention tool as shares typically vest over a number of years.

UBS Global Asset Management strongly believes that tying portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the investment professionals’ interests with those of the firm’s clients. The total variable compensation available will depend on the firm’s overall profitability. The allocation of the variable compensation pool to each portfolio manager in Equities and Fixed Income is based on an equal weighting of their investment performance (relative to a suitable index benchmark, here, for Mr. McIntyre, the Barclays Capital Municipal Bond Index) over one, two and three year periods to the latest year end. This has the effect of putting greater emphasis on the most recent year, while keeping the longer-term in focus. In Global Investment Solutions (GIS), a similar method is applied but over a five year timescale.

UBS is committed to the principle of employee share ownership, believing accountability for decisions and actions is encouraged through equity-based awards that vest and/or become unrestricted over time. Positions with a large scope of responsibility and a significant potential impact on the firm have higher equity exposure. UBS also has stringent share ownership requirements for senior executives.

A number of equity ownership plans are available to UBS employees, which vary by rank, performance and location. These plan rules may be amended from time to time in all or some jurisdictions. Some of these plans include:

Equity Plus Plan (Equity Plus): Equity Plus is a voluntary plan that provides employees with an opportunity to purchase UBS shares at fair market value and generally receive, at no additional cost, two UBS options for each share purchased, up to a maximum annual limit. Shares purchased under Equity Plus are restricted from sale for two years from the date of purchase and the options are forfeitable in certain circumstances. The options have a strike price equal to the fair market value of a UBS share on the date the option is granted, a two-year vesting period and generally expire ten years from the date of grant.

Equity Ownership Plan (EOP): Selected employees receive between 10% and 45% of their annual performance-related compensation in UBS shares or notional shares instead of cash on a mandatory basis. A small proportion of EOP awards is granted over Alternative Investment Vehicles (AIVs) to reflect the performance of certain funds. EOP awards generally vest in one-third increments over a three year vesting period and are forfeitable in certain circumstances.

Key Employee Stock Appreciation Rights Plan (KESAP) and Key Employee Stock Option Plan (KESOP): Key and high potential employees are granted discretionary UBS options or stock appreciation rights with a strike price not less than the fair market value of a UBS share on the date the option or stock appreciation right is granted. The options or stock appreciation rights have a three-year vesting period, are forfeitable in certain circumstances and generally expire ten years from the date of grant.

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of March 31, 2009.)

(a)	(4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of March 31, 2009.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Insured Municipal Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 29, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	May 29, 2009